INCOME TAXES	12 Months Ended
Dec. 31, 2018
INCOME TAXES

NOTE 11 – INCOME TAXES

Income tax (benefit) expense from continuing operations for the year ended December 31, 2018 consisted of the following:

	Current	Deferred	Total
Federal	$—	$(1,301,486)	$(1,301,486)
State	—	(700,900)	(700,900)
Subtotal	—	(2,002,386)	(2,002,386)
Valuation allowance	—	2,002,386	2,002,386
Total	$—	$—	$—

Income tax (benefit) expense from continuing operations for the year ended December 31, 2017 consisted of the following:

	Current	Deferred	Total
Federal	$—	$543,682	543,682
State	—	(287,649)	(287,649)
Subtotal	—	256,033	256,033
Valuation allowance	—	(256,033)	(256,033)
Total	$—	$—	$—

A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	2018	2017
Taxes calculated at federal rate	21.0%	34.0%
State income tax, net of federal benefit	(1.9)%	1.4%
Stock based compensation	1.4%	—%
Permanent Differences	1.0%	(5.0)%
Change in Valuation Allowance	13.9%	2.0%
Fair market adjustment derivatives	(21.5)%	(10.8)%
Prior year True-ups	(14.9)%	1.3%
True-up to deferred tax rate	—%	(17.9)%
Other adjustments	1.0%	(5.0)%
Provision for income taxes	—%	—%

The tax effects, rounded to thousands, of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2018 and 2017 are presented below:

	2018	2017
Deferred Tax Assets
Net operating loss carryforwards	$2,914,731	$4,156,406
Fixed assets	(37,801)
Accrued interest	—	—
Intangibles	—	—
Stock based compensation	430,907	579,085
Other accruals	24,390	53,185
Total Deferred Tax Assets	3,332,227	4,788,677

Deferred Tax Liabilities
Stock based compensation		—
Intangibles	(249,530)	(482,121)
Prepaid expenses	(12,620)	(14,623)
Total Deferred Tax Liabilities	(262,150)	(496,744)

Net Deferred Tax Assets	3,070,707	4,291,933
Valuation Allowance	(3,070,707)	(4,291,933)

Net deferred tax / (liabilities)	$—	$—

Deferred tax assets and liabilities are computed by applying the federal and state income tax rates in effect to the gross amounts of temporary differences and other tax attributes, such as net operating loss carry-forwards. In assessing if the deferred tax assets will be realized, the Company considers whether it is more likely than not that some or all of these deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which these deductible temporary differences reverse.

During the year ended December 31, 2018, the valuation allowance decreased by $1,221,226 to $3,070,707. All of this decrease attributable to the decrease in our net operating loss carryforwards. The total valuation allowance results from the Company’s estimate of its inability to recover its net deferred tax assets.

At December 31, 2018, the Company has federal and state net operating loss carry forwards, which are available to offset future taxable income, of approximately $12,806,705 and $15,752,351, respectively, both of which begin to expire in 2032 and 2032 respectively. These carry forwards may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if the Company experienced one or more ownership changes which would limit the amount of NOL and tax credit carryforwards that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis. If a change in ownership were to have occurred, NOL and tax credit carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company’s effective tax rate.

The Company files income tax returns in the United States and various state jurisdictions. Due to the Company’s net operating loss posture all tax years are open and subject to income tax examination by tax authorities. The Company’s policy is to recognize interest expense and penalties related to income tax matters as tax expense. At December 31, 2018, there are no unrecognized tax benefits, and there are no significant accruals for interest related to unrecognized tax benefits or tax penalties.

Big Token, Inc. [Member]
INCOME TAXES

NOTE 8 - INCOME TAXES

The Company utilizes the liability method of accounting for income taxes. Under the liability method, deferred tax assets and liabilities are determined based on the differences between financial reporting basis and the tax basis of the assets and liabilities and are measured using enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized.

The Company has not recognized an income tax benefit for its operating losses generated from operations, based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the periods presented is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

As of December 31, 2018 and 2017, the Company has a net operating loss (“NOL”)carry forward in the amount of $538,029. The NOLs will begin expiring in 2037.

The provision for Federal and State income tax consists of the following:

	2018	2017
Federal income tax benefit attributable to:
Current Operations	$421,540	$44,021
Less: valuation allowance	$(421,540)	$(44,021)
Net provision for Federal income taxes	$—	$—

The Tax Act enacted on December 22, 2017 introduced significant changes to U.S. income tax law. Effective 2018, the Tax Act reduced the U.S. statutory tax rate from 35% to 21%. The cumulative tax effect at the expected rate of 24.2% of significant items comprising our net deferred tax amount is as follows:

	2018	2017
Deferred tax asset attributable to:
Net operating loss carryover	$538,029	$50,785
Less: valuation allowance	$(538,029)	$(50,785)
Net deferred tax asset	$—	$—

Gross NOLs for federal and state income tax purposes for December 31, 2018 and 2017, are $2,035,171 and $209,623, respectively determined on a separate return basis, which would expire in periods through 2038. A valuation allowance has been recorded on the state carryforwards because the realizability of such tax benefits on a separate return basis is not more likely than not. The federal net operating loss carryforwards have not been utilized in the consolidated federal income tax returns of SRAX.